UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2021

ALJ Regional Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37689	13-4082185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Madison Avenue, PMB #358 New York, NY		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 486-7775

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of class of registered securities Common Stock, par value $0.01 per share	Ticker Symbol ALJJ	Name of exchange on which registered NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Entry into Third Amended and Restated Employment Agreement with Brian Hartman

On August 20, 2021, ALJ Regional Holdings, Inc. (the “Company”) entered into the Third Amended and Restated Employment Agreement (the “A&R Employment Agreement”) with Brian Hartman, its Chief Financial Officer. The A&R Employment Agreement amended and restated the Second Amended and Restated Employment Agreement, dated August 20, 2019, which term was to expire on September 30, 2021. Pursuant to the A&R Employment Agreement, effective October 1, 2021, Mr. Hartman will serve as the Company’s Chief Financial Officer until September 30, 2023, subject to further one-year or two-year renewals, as determined by the Chief Executive Officer of the Company. In connection with the A&R Employment Agreement, Mr. Hartman’s base salary also increased from $375,000 to $400,000.

The foregoing descriptions of the A&R Employment Agreement are qualified in their entirety by the text of the A&R Employment Agreement, a copy of which is attached as Exhibit 10.1 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting held on August 20, 2021, the following proposals were voted on by the Company's stockholders, as set forth below:

Proposal 1:Election of Directors.

Name	For	Withheld	Broker Non-Vote
Michael C. Borofsky	16,016,013	717,107	12,606,505
Julie Cavanna-Jerbic	16,039,431	693,689	12,606,505
Jess M. Ravich	11,745,452	4,987,668	12,606,505
Anna Van Buren	11,687,215	5,045,905	12,606,505
Robert Scott Fritz	12,500,008	4,233,112	12,606,505
Hal G. Byer	12,139,307	4,593,813	12,606,505
John Scheel	11,678,963	5,054,157	12,606,505
Rae G. Ravich	15,559,637	1,173,483	12,606,505

This proposal received the required affirmative vote of holders of a plurality of the votes cast and all of the foregoing candidates were elected as the Company’s directors.

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021.

For	Against	Abstain	Broker Non-Vote
29,296,146	7,903	35,576	–

This proposal received the affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting and was approved as set forth above.

 Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Third Amended and Restated Employment Agreement, dated as of August 20, 2021, by and between ALJ Regional Holdings, Inc. and Brian Hartman
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALJ REGIONAL HOLDINGS, INC.

August 20, 2021	By:	/s/ Brian Hartman
	Name:	Brian Hartman
	Title:	Chief Financial Officer
(Principal Financial Officer)